SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

December 31, 2015

(Date of earliest event Reported)

NEXT GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	333-148987	20-35337265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Brickell Avenue, Suite 2200, Miami, Florida 33131
(Address of principal executive offices)

Registrant's telephone number, including area code: (800) 611-3622

PLEASANT KIDS, INC.

2600 West Olive Ave., 5F, Burbank, CA 91505

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Amendment No. 1 – Correcting Error(s)

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Next Group Holdings, Inc. as a Super 8K on January 15, 2016. Amendment No. 1 is being filed to include the unredacted attachment required under Item 9.01. Specifically Exhibit 9.01.14 Agreement between Next CALA, ITCFL, IHFL, and The Bancorp - UNREDACTED

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PART V

9.01 Exhibits

Exhibit 9.01.1	PLKD Articles of Incorporation
Exhibit 9.01.2	PLKD Bylaws
Exhibit 9.01.3	Agreement and Plan of Merger with Next Group Holdings, Inc.
Exhibit 9.01.4	Articles of Merger, of December 15, 2015
Exhibit 9.01.5	Amendment Number 1 to Agreement and Plan of Merger, of December 21, 2015
Exhibit 9.01.6	Articles of Correction, of December 30, 2015
Exhibit 9.01.7	Articles of Correction, of January 5, 2016
Exhibit 9.01.8	Amendment to Agreement between M&M and Sprint Corporation
Exhibit 9.01.9	Agreement between M&M and Ariafone Telekom Ltd.
Exhibit 9.01.10	Agreement between M&M and Broadvox LLC
Exhibit 9.01.11	Agreement between M&M and Locus Telecommunications LLC
Exhibit 9.01.12	Agreement between NxtGn and Vidyo
Exhibit 9.01.13	Agreement between NxtGn and Telarix
Exhibit 9.01.14	Agreement between Next CALA, ITCFL, IHFL, and The Bancorp - UNREDACTED
Exhibit 9.01.15	Agreement between M&M and IP Network America LLC
Exhibit 9.01.16	Valuation Report on Next Group Holdings, Inc., of August 31, 2015, by Aranca

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2017	NEXT GROUP HOLDINGS, INC.

	By:	/s/ Michael De Prado
Michael De Prado
President, COO & CFO

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